American Century Investments®
Quarterly Portfolio Holdings
Real Estate Fund
July 31, 2022

Real Estate - Schedule of Investments
JULY 31, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 100.5%
Commercial Financing — 0.7%
KKR Real Estate Finance Trust, Inc.	284,196	5,539,063
Data Centers — 7.8%
Digital Realty Trust, Inc.	218,017	28,876,394
Equinix, Inc.	59,036	41,546,036
		70,422,430
Health Care — 8.3%
Sabra Health Care REIT, Inc.	517,797	7,968,923
Ventas, Inc.	387,959	20,864,463
Welltower, Inc.	536,480	46,319,711
		75,153,097
Home Financing — 1.0%
AGNC Investment Corp.	649,687	8,192,636
Industrial — 15.5%
Americold Realty Trust, Inc.	519,286	17,006,637
Duke Realty Corp.	292,606	18,305,452
Prologis, Inc.	673,271	89,248,825
Rexford Industrial Realty, Inc.	255,684	16,724,311
		141,285,225
Infrastructure REITs — 18.6%
American Tower Corp.	384,626	104,168,287
Crown Castle International Corp.	171,623	31,005,439
SBA Communications Corp.	100,119	33,618,987
		168,792,713
Lodging/Resorts — 2.8%
Host Hotels & Resorts, Inc.	1,095,777	19,515,830
Ryman Hospitality Properties, Inc.(1)	64,074	5,673,154
		25,188,984
Office — 4.1%
Alexandria Real Estate Equities, Inc.	136,395	22,611,605
Corporate Office Properties Trust	492,317	13,858,765
		36,470,370
Residential — 15.8%
American Homes 4 Rent, Class A	327,527	12,406,737
AvalonBay Communities, Inc.	96,093	20,558,150
Camden Property Trust	243,662	34,380,722
Equity LifeStyle Properties, Inc.	292,886	21,532,993
Invitation Homes, Inc.	517,202	20,186,408
UDR, Inc.	722,349	34,961,705
		144,026,715
Retail — 16.7%
Agree Realty Corp.	414,615	32,999,220
Brixmor Property Group, Inc.	446,208	10,343,113
Essential Properties Realty Trust, Inc.	528,305	12,742,729
Kimco Realty Corp.	1,029,981	22,772,892
Kite Realty Group Trust	1,071,422	21,310,595
NETSTREIT Corp.	813,124	16,669,054
Realty Income Corp.	466,927	34,547,941
		151,385,544

Self Storage — 7.2%
Life Storage, Inc.	111,290	14,010,340
Public Storage	157,221	51,318,548
		65,328,888
Specialty — 2.0%
Iron Mountain, Inc.	367,578	17,823,941
TOTAL COMMON STOCKS (Cost $786,759,496)		909,609,606
SHORT-TERM INVESTMENTS — 0.9%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	9,093	9,093
Repurchase Agreements
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 3.00%, 5/31/23 - 2/15/48, valued at $1,049,002), in a joint trading account at 2.18%, dated 7/29/22, due 8/1/22 (Delivery value $1,028,857)		1,028,670
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 5/15/49, valued at $7,351,158), at 2.23%, dated 7/29/22, due 8/1/22 (Delivery value $7,208,339)		7,207,000
TOTAL REPURCHASE AGREEMENTS		8,235,670
TOTAL SHORT-TERM INVESTMENTS (Cost $8,244,763)		8,244,763
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $795,003,259)		917,853,369
OTHER ASSETS AND LIABILITIES — (0.5)%		(4,792,709)
TOTAL NET ASSETS — 100.0%		$913,060,660

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	909,609,606	—	—
Short-Term Investments	9,093	8,235,670	—
	909,618,699	8,235,670	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.